Exhibit 10.14

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of the 6th day of November, 2002, by and among NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the “Borrower”), the entities executing this Amendment as guarantors (collectively, the “Guarantors”), each lender a party hereto (each a “Lender” and, collectively, the “Lenders”), and FLEET NATIONAL BANK (“Fleet”), as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS.

WHEREAS, Borrower, Administrative Agent and the Lenders entered into that certain Revolving Credit Agreement, dated as of April 26, 2002 (the “Credit Agreement”); and

WHEREAS, the Guarantors executed that certain Guaranty dated as of April 26, 2002 in favor of Administrative Agent and Lenders (the “Guaranty”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders make certain modifications to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to such modifications to the Credit Agreement subject to the execution and delivery by Borrower and the Guarantors of this Amendment;

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.             Definitions.  All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.             Modification of the Credit Agreement.  Borrower, Guarantors, the Lenders, and Administrative Agent do hereby modify and amend the Credit Agreement as follows:

(a)           By deleting in its entirety the definition of the term “Adjusted Consolidated EBITDA” set forth in §1.1 of the Credit Agreement, appearing on page 1 thereof.

(b)           By deleting the definition of the “Adjusted Consolidated Total Assets” set forth in §1.1 of the Credit Agreement, appearing on page 1 thereof, in its entirety, and inserting in lieu thereof the following new definition:

““Adjusted Consolidated Total Assets”:  on a consolidated basis for Borrower and its Subsidiaries, the sum (without duplication) of the following:

(i)         the Operating Property Value; plus

(ii)        the book value of Land Assets, Redevelopment Assets, New Construction Assets and Notes Receivable of Borrower and its Subsidiaries (including, without limitation, all capitalized costs incurred in connection therewith) on the last day of the fiscal quarter just ended; plus

(iii)       to the extent not included pursuant to (ii) above, Borrower’s pro rata share of the book value of Land Assets, New Construction Assets, Redevelopment Assets and Notes Receivable of Joint Ventures (including, without limitation, all capitalized costs incurred in connection therewith) on the last day of the fiscal quarter just ended; plus

(iv)       the aggregate amount of the unpledged portion of (x) all unrestricted cash and marketable securities of Borrower and its Subsidiaries (including, without limitation, Investments described in Sections 8.3(a) through 8.3(f)) plus (y) all restricted cash held by any Person serving as a “qualified intermediary” for purposes of an exchange pursuant to Section 1031 of the Code on behalf of Borrower or any of its Subsidiaries.

Adjusted Consolidated Total Assets shall be calculated on a pro forma basis as if assets acquired during the relevant period were owned as of the beginning of the relevant period, and all assets disposed of during the relevant period were not owned during any portion of the relevant period.  For purposes of calculating the percentages set forth in Section 8.15, Adjusted Consolidated Total Assets shall include an amount equal to the aggregate amount of the then undrawn face amount of the Fleet Letter of Credit (as the same may be reduced from time to time), provided, however, that upon the expiration, termination or return of the Fleet Letter of Credit, an amount equal to the amount of the Fleet Letter of Credit shall no longer be included within the calculation of Adjusted Consolidated Total Assets.”

(c)           By deleting the definition of the term “Adjusted Net Operating Income” set forth in §1.1 of the Credit Agreement, appearing on page 2 thereof, in its entirety, and by inserting in lieu thereof the following new definition:

““Adjusted Net Operating Income”:  for any period, the aggregate amount of the Net Operating Income from each Unencumbered Asset or Operating Property, as applicable, during such period, less the Capital Expense Reserve for such Unencumbered Asset or Operating Property, as applicable, during such period.”

(d)           By deleting the definition of the term “Borrower’s Interest” set forth in §1.1 of the Credit Agreement, appearing on page 4 thereof, in its entirety, and by inserting in lieu thereof the following new definition:

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““Borrower’s Interest”:  for any period, (i) with respect to Unencumbered Assets or Operating Properties, as applicable, owned by a DownREIT Partnership, a fraction, expressed as a percentage, the numerator of which is the Net Operating Income of such Unencumbered Assets or Operating Properties, as applicable, for such period, less any distributions required to be made to partners or members of such DownREIT Partnership, other than the Borrower and its Subsidiaries, and the denominator of which is the Net Operating Income of such Unencumbered Assets or Operating Properties, as applicable, for such period, and (ii) with respect to any Ancillary Asset or Redevelopment Asset, the percentage of profits and losses with respect thereto which the Borrower or its Subsidiaries, directly or indirectly, may be entitled to receive for such period.”

(e)           By adding the following new definitions to §1.1 of the Credit Agreement:

““Capital Event”:  the consummation of asset sales after November 6, 2002 in a single transaction or a series of transactions, the total net proceeds of which are $190,000,000.00 or more.”

“EIG Acquisition”:  the acquisition by the Borrower or one or more of its Subsidiaries in one or more transactions, for not less than $375,000,000 (of which up to $30,000,000 may be in the form of units in a DownREIT Partnership) of a portfolio of neighborhood and community shopping centers from EIG Realty, Inc. and its Affiliates.

“Exchange Accommodation Titleholder”:  An entity approved by Administrative Agent to act as an exchange accommodation titleholder under Rev. Proc. 2000-37.”

(f)            By deleting in its entirety the definition of the term “Capital Expenditure Reserve” set forth in §1.1 of the Credit Agreement, appearing on page 5 thereof.

(g)           By deleting the definition of the term “Capital Expense Reserve” set forth in §1.1 of the Credit Agreement, appearing on page 5 thereof, in its entirety, and by inserting in lieu thereof the following new definition:

““Capital Expense Reserve”:  during any period, (i) with respect to each Unencumbered Asset or Operating Property, as applicable, other than a residential apartment building or residential apartment community, an amount equal to (A) a per annum rate of $.20 times (B) the total Net Rentable Area of such Unencumbered Asset or Operating Property, as applicable, and (ii) with respect to each Unencumbered Asset or Operating Property, as applicable, that is a residential apartment building or residential apartment community, an amount equal to (A) $150 times (B) the number of apartment units in such residential apartment building or community (in each case whether or not such reserves are actually established by the Borrower).”

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(h)           By deleting the definition of the term “Existing Credit Agreements” set forth in §1.1 of the Credit Agreement, appearing on pages 10-11 thereof, in its entirety, and by inserting in lieu thereof the following new definition:

““Existing Credit Agreement”:  that certain First Amended and Restated Term Loan Agreement dated as of November 6, 2002 among the Borrower, FNB as Administrative Agent, and the lenders signatory thereto, as subsequently amended, and any restatements, consolidations, replacements or refinancings thereof.”

(i)            By deleting the definition of the term “Net Operating Income” set forth in §1.1 of the Credit Agreement, appearing on page 16 thereof, in its entirety, and by inserting in lieu thereof the following new definition:

““Net Operating Income”:  for any period and with respect to all assets which are Unencumbered Assets or Operating Properties, as applicable, during such period, the sum of (a) net income for such period, determined in accordance with GAAP, attributable to Unencumbered Assets or Operating Properties, as applicable, plus (b) depreciation and amortization, interest expense and any extraordinary or non–recurring losses or charges for impairment of real estate deducted in calculating such net income, minus (c) extraordinary or non–recurring gains and payments (including rent insurance proceeds and condemnation awards) included in such net income, minus (d) any portion of such net income attributable to rents paid by any tenant which is an Affiliate of the Borrower, minus (e) an amount (but not less than zero) equal to the excess (if any) of (i) 3% of operating income for such period, over (ii) management fees payable in respect of such Unencumbered Assets or Operating Properties, as applicable, during such period.  For purposes of any calculation of Net Operating Income, real estate taxes, ground rent and insurance shall be included only at their stabilized, recurring levels.”

(j)            By deleting the definition of “Operating Property” set forth in §1.1 of the Credit Agreement appearing on page 17 thereof, in its entirety, and by inserting in lieu thereof the following new definition:

““Operating Property”:  any Real Property which at any time (i) is an income–producing property in operating condition and in respect of which no material part thereof has been damaged by fire or other casualty (unless such damage has been repaired) or condemned (unless such condemnation has been restored), (ii) (a) is a retail shopping center (including single tenant retail properties) or (b) is one of the properties included in the garden apartment community portfolio sold by the Borrower to a private investor group comprised of Houlihan-Parnes Realtors, LLC and C.L.K. Management Corp., which transaction was completed on September 21, 2001, and which property is subsequently reacquired by Borrower or one of its Subsidiaries, and (iii) for which a certificate of occupancy, whether

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temporary or permanent, or the functional equivalent thereof, has been issued for the operating portions of the improvements comprising the same (if required by law to occupy the same) and are in full force and effect, and “Operating Properties” means all such Operating Properties, collectively.  An Operating Property shall not include any Redevelopment Asset or any New Construction Asset.”

(k)           By adding the following new definition to §1.1 of the Credit Agreement:

““Operating Property Value”:  as of any date the quotient of (i) an amount equal to the Adjusted Net Operating Income for all Operating Properties in the aggregate for the four fiscal quarters of the Borrower most recently ending as of such date, divided by (ii) 9.5%. For purposes of any determination of Operating Property Value, the following limitations and methodology shall apply:  (A) the Adjusted Net Operating Income of any Operating Property owned by a DownREIT Partnership shall be based on the Borrower’s Interest in the Adjusted Net Operating Income for each such Operating Property for the four fiscal quarters having most recently ended as of such date; (B) in the event more than 15% of the gross base rents payable under all leases for Properties of the Borrower, its Subsidiaries or a DownREIT Partnership (including the Borrower’s Interest in any Properties) shall be payable by one tenant and its Subsidiaries, then Operating Property Value shall be reduced by the percentage amount of such excess multiplied by the Operating Property Value attributable to the Properties leased or controlled by such tenant and its Subsidiaries; and (C) in the event that the Borrower or a Subsidiary of the Borrower shall not have owned an Operating Property for the entire previous four fiscal quarters, then for the purposes of determining the Operating Property Value with respect to such Operating Property, the Adjusted Net Operating Income for such Operating Property shall be annualized in a manner reasonably satisfactory to the Administrative Agent, provided, however, that to the extent that a New Construction Asset or Redevelopment Asset becomes an Operating Property during the relevant period, the Adjusted Net Operating Income of such Operating Property during such period and the following periods shall be annualized until such time as such Operating Property has performed as an Operating Property for four (4) full fiscal quarters.”

(l)            By inserting the following sentence at the end of the definition of “Unencumbered Asset” set forth in §1.1 of the Credit Agreement, appearing on page 22 thereof:

“Notwithstanding the foregoing, for the purposes of this Agreement, a portion of the Operating Properties to be acquired by Borrower pursuant to the EIG Acquisition which are held on an interim basis by an Exchange Accommodation Titleholder may be included as Unencumbered Assets for the purposes of this Agreement and shall be deemed to be owned by Borrower in fee simple for the purposes of this Agreement, provided that

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(A) all other conditions to such Operating Properties being Unencumbered Assets shall be satisfied (including, without limitation, the provisions of clause (iv) above as the same would apply to such Exchange Accommodation Titleholder), (B) such Exchange Accommodation Titleholder acquires fee simple title to the assets for the purposes of facilitating an exchange pursuant to Section 1031 of the Code on behalf of Borrower or any of its wholly owned Subsidiaries, (C) the Unencumbered Asset Value attributable to such assets shall not exceed $200,000,000 at the time of such acquisition (provided that such Exchange Accommodation Titleholder may acquire assets in excess of such $200,000,000 limit, but such assets over such limit shall not be included as Unencumbered Assets), (D) Administrative Agent approves the Exchange Accommodation Titleholder, (E) Administrative Agent approves the structure and documentation for such transaction (which documentation shall not be modified, amended or terminated without Administrative Agent’s consent), and (F) such Operating Properties shall not be included as Unencumbered Assets for more than ninety (90) days following the acquisition thereof by such Exchange Accommodation Titleholder (provided, however, that Administrative Agent may in its discretion extend such period (such consent not to be unreasonably withheld) for an additional ninety (90) days if Borrower has not been able to complete its like-kind exchange pursuant to Section 1031 of the Code).”

(m)          By deleting the definition of “Unencumbered Asset Value” set forth in §1.1 of the Credit Agreement, appearing on page 23 thereof, in its entirety, and by inserting in lieu thereof the following new definition:

““Unencumbered Asset Value”:  as of any date the quotient of (i) an amount equal to the Adjusted Net Operating Income for all Unencumbered Assets in the aggregate for the four fiscal quarters of the Borrower most recently ending as of such date, divided by (ii) 9.5%.  For purposes of any determination of Unencumbered Asset Value, the following limitations and methodology shall apply:  (A) the Adjusted Net Operating Income of any Unencumbered Asset owned by a DownREIT Partnership shall be based on the Borrower’s Interest in the Adjusted Net Operating Income for each such Unencumbered Asset for the four fiscal quarters having most recently ended as of such date; (B) in the event more than 15% of the gross base rents payable under all leases for Properties of the Borrower, its Subsidiaries or a DownREIT Partnership (including the Borrower’s Interest in any Properties) shall be payable by one tenant and its Subsidiaries, then Unencumbered Asset Value shall be reduced by the percentage amount of such excess multiplied by the Unencumbered Asset Value attributable to the Properties leased or controlled by such tenant and its Subsidiaries; and (C) in the event that the Borrower or a Subsidiary of the Borrower shall not have owned an Unencumbered Asset for the entire previous four fiscal quarters, then for the purposes of determining the Unencumbered Asset Value with respect to such Unencumbered Asset, the

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Adjusted Net Operating Income for such Unencumbered Asset shall be annualized in a manner reasonably satisfactory to the Administrative Agent, provided, however, that to the extent that a New Construction Asset or Redevelopment Asset becomes an Operating Property during the relevant period, the Adjusted Net Operating Income of such Operating Property during such period and the following periods shall be annualized until such time as such Operating Property has performed as an Operating Property for four (4) full fiscal quarters.”

(n)           By deleting §4.13 of the Credit Agreement, appearing on page 51 thereof, in its entirety, and inserting in lieu thereof the following new §4.13:

““Financial Statements”:  The Borrower has heretofore delivered to the Administrative Agent and the Lenders (i) copies of the audited Consolidated Balance Sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 2001, and the Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows for the Borrower and its Consolidated Subsidiaries for the six months ended June 30, 2002 and (ii) the Consolidated Statements of Income and Cash Flows for the Borrower and its Consolidated Subsidiaries for the six months ending June 30, 2002, certified by its Chief Financial Officer (collectively, with the related notes and schedules, the “Financial Statements”).  The Financial Statements fairly present in all material respects the Consolidated financial condition and results of the operations of the Borrower and its Consolidated Subsidiaries as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP.  Except as reflected in the Financial Statements or in the notes thereto, neither the Borrower nor any Subsidiary of the Borrower has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) involving material amounts which, in accordance with GAAP, should have been shown on the Financial Statements and was not.  Since June 30, 2002 there has been no material adverse change in the condition (financial or otherwise), operations, prospects or business of the Borrower and its Subsidiaries taken as a whole.”

(o)           By deleting §8.15(a) of the Credit Agreement in its entirety, appearing on page 72 thereof, and inserting in lieu thereof the following new §8.15(a):

“(a)         Permit at any time Consolidated Total Indebtedness (i) to be more than 57.5% of Adjusted Consolidated Total Assets at any time prior to the first to occur of (A) December 31, 2003, or (B) a Capital Event, without the consent of the Supermajority Lenders, and (ii) to be more than 55% of Adjusted Consolidated Total Assets at any time thereafter.”

(p)           By deleting §8.16 of the Credit Agreement in its entirety, appearing on page 72 thereof, and inserting in lieu thereof the following:

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“8.16       Indebtedness to Unencumbered Asset Ratio.  Permit at any time the portion of the Consolidated Total Indebtedness (which shall exclude Indebtedness of Joint Ventures that are not Subsidiaries) consisting of Consolidated unsecured Indebtedness of the Borrower and its Subsidiaries (i) to be more than 57.5% of Unencumbered Asset Value at any time prior to the first to occur of (A) December 31, 2003 or (B) a Capital Event, and (ii) to be more than 55% of Unencumbered Asset Value at any time thereafter.”

(q)           By deleting Exhibit “G,” to the Credit Agreement in its entirety, and inserting in lieu thereof Exhibit “G” attached to this Amendment.

3.             References to Loan Documents.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4.             Effectiveness of Amendment.  This Amendment shall be deemed to be executed and delivered by the parties hereto as of the date hereof but the amendments to the Credit Agreement set forth in Sections 2(l), 2(o), 2(p) and 2(q) of this Amendment shall not be effective until the date (the “Acquisition Date”) by which each of the following shall have occurred: (i) the payment (other than a good faith deposit or down payment) by the Borrower or any one or more of its Subsidiaries of the purchase price for the assets which are the subject of the EIG Acquisition, and (ii) the transfer to the Borrower or any one or more of its Subsidiaries (or to an Exchange Accommodation Titleholder to the extent permitted in the definition of “Unencumbered Assets”) of the assets which are the subject of the EIG Acquisition, provided that on or before the Acquisition Date the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, and the Required Lenders, and acknowledged by the Subsidiary Guarantors, in sufficient copies for each Lender and the Administrative Agent to receive an original thereof.

5.             Consent of Guarantors.  By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Guarantors hereby acknowledge, represent and agree that the Guaranty and the other Loan Documents to which each is a party remain in full force and effect and constitute the valid and legally binding obligation of Guarantors enforceable against Guarantors in accordance with their terms except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought, that the Guaranty and the other Loan Documents to which each is a party extend to and apply to the Credit Agreement as modified and amended, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Guarantors’ obligations under  the Credit Agreement, the Guaranty or the other Loan Documents.

6.             Representations and Warranties.  Borrower and Guarantors represent and warrant to the Lenders and Administrative Agent as follows:

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(a)           Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and the Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons.

(b)           Enforceability.  This Amendment constitutes the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)           Approvals.  The execution, delivery, and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d)           Reaffirmation.  That the representations and warranties made in the Loan Documents by and with respect to Borrower or the Guarantors are true and correct in all material respects as if such representations and warranties were made as of the date hereof.

7.             No Default.  By execution hereof, each of the Borrower and Guarantors certify that it is and will be in compliance with all of its respective covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

8.             Waiver of Claims.  Borrower and Guarantors acknowledge, represent, and agree that Borrower and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or any acts or omissions of Administrative Agent or any of the Lenders, or any past or present officers, agents or employees of Administrative Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

9.             Ratification.  Except as hereinabove set forth, all terms, covenants, and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in

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full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment, or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

10.           Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

11.           Effectiveness of Amendment.  This Amendment shall be effective upon the execution and delivery hereof by Borrower, Guarantors, Administrative Agent and the Lenders.

12.           Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

13.           Miscellaneous.  This Amendment shall be construed and enforced in accordance with the laws of the State of New York.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation

By:	/s/ John B. Roche
Name:
Title:

[CORPORATE SEAL]

GUARANTORS:

NEW PLAN REALTY TRUST, a Massachusetts business trust

By:	/s/ John B. Roche
Name:
Title:

EXCEL REALTY TRUST-ST, INC., a Delaware corporation

By:	/s/ John B. Roche
Name:
Title:

[CORPORATE SEAL]

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

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NEW PLAN FACTORY MALLS, INC., a Delaware corporation

By:	/s/ John B. Roche
Name:
Title:

[CORPORATE SEAL]

CA NEW PLAN ASSET PARTNERSHIP IV, L.P., a Delaware limited partnership

By:	CA New Plan Asset, Inc., a Delaware corporation, its sole general partner

By:	/s/ John B. Roche
Name:
Title:

[CORPORATE SEAL]

EXCEL REALTY TRUST – NC, a North Carolina general partnership

By:	NC Properties #1 Inc., a Delaware corporation, its managing Partner

By: /s/ John B. Roche
Name:
Title:

[CORPORATE SEAL]

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

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NP OF TENNESSEE, L.P., a Delaware limited partnership

By:	New Plan of Tennessee, Inc., a Delaware corporation, its sole general partner

	By:	/s/ John B. Roche
Name:
Title:

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

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POINTE ORLANDO DEVELOPMENT COMPANY, a California general partnership

By:	ERT Development Corporation, a Delaware corporation, general partner

	By:	/s/ John B. Roche
Name:
Title:

[CORPORATE SEAL]

By:	ERT Pointe Orlando, Inc., a New York corporation, general partner

	By:	/s/ John B. Roche
Name:
Title:

[CORPORATE SEAL]

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

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LENDERS AND AGENTS:

FLEET NATIONAL BANK, a national banking association, individually and as Administrative Agent

By:	/s/ Bill Lamb
Name:	Bill Lamb
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

CITICORP NORTH AMERICA, INC., individually and as Co-Managing Agent

By:	/s/ Michael Chlopak
Michael Chlopak
Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

BANK OF AMERICA, N.A., individually and as Co-Documentation Agent

By:	/s/ Michael Edwards
Michael Edwards
Managing Director

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

BANK ONE, NA, individually and as Co- Syndication Agent

By:	/s/ Patricia Leung
Patricia Leung
Director, Capital Markets, Inc.

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

KEYBANK NATIONAL ASSOCIATION, a national banking association, individually and as Co-Managing Agent

By:	/s/ John C. Scott
John C. Scott
Assistant Vice-President

KeyBank National Association
1146 19th Street, NW – Fourth Floor
Washington, DC  20036
Attention:  John C. Scott
Facsimile:  (202) 452-4925

And

KeyBank National Association
1146 19th Street, NW – Fourth Floor
Washington, DC  20036
Attention:  Douglas Frazer
Facsimile:  (202) 452-4925

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

THE BANK OF NEW YORK, individually and as Co-Syndication Agent

By:	/s/ Rick Laudisi
Rick Laudisi
Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

WELLS FARGO BANK, N.A., individually and as Co-Documentation Agent

By:	/s/ Christopher B. Wilson
Christopher B. Wilson
Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

SUNTRUST BANK

By:	/s/ Gregory T. Horstman
Gregory T. Horstman
Senior Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Gary Solomon
Name: Gary Solomon
Title: Vice President

By:	/s/ Marc G. Cooper
Name: Marc G. Cooper
Title: Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas Nastarowicz
Thomas Nastarowicz
Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

COMPASS BANK, an Alabama corporation

By:	/s/ Luke J. Nolan
Luke J. Nolan
Senior Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

CITIZENS BANK OF RHODE ISLAND

By:	/s/ Craig E. Schermerhorn
Name:	Craig E. Schermerhorn
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

CHEVY CHASE BANK, F.S.B.

By:	/s/ J. Jordan O’Neill, III
Name:	J. Jordan O’Neill, III
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement